OTHER FINANCIAL INCOME AND EXPENSES	12 Months Ended
Dec. 31, 2020
Disclosure Of Other Financial Income And Cost [Abstract]
OTHER FINANCIAL INCOME AND EXPENSES	OTHER FINANCIAL INCOME AND EXPENSES

Amounts in € ‘000	2020	2019	2018
Interest income	626	1,011	18
Other financial income	626	1,011	18

Interest expenses		—	(10)
Loan settlement	(3,775)	—	—
Foreign currency results	(16,832)	(460)	(1,147)
Interest loans and borrowings	(4,532)	(11,255)	(14,301)
Interest leases	(670)	(662)	—
Contingent consideration	(3,277)	(2,882)	(21,200)
Other financial expenses	(65)	—
Other financial expenses	(29,151)	(15,259)	(36,658)

Total other financial income and expenses	(28,525)	(14,248)	(36,640)
Loan settlement
In 2020 settlement fees and expenses were paid for an amount of €3.8 million as the Company paid back and extinguished the loan from Orbimed Advisors completely. In 2019 and 2018, no settlement fees were paid.
Foreign currency results

These results primarily follow from the revaluation of bank balances and the loan which are denominated in foreign currencies, mainly US dollars, and the timing of foreign currency payments against the actual exchange rate as compared to the original exchange rate applied upon the charge of fees or expenses. The losses in 2020 are mainly a result of the revaluation of the bank balances in US dollars, both incorporated in our Dutch entities. The US dollar weakened over the course of 2020. The losses in 2019 and 2018 are a result of the effective revaluation of the loan in US dollars, partly set off against the revaluation of the bank balances in US dollars, both incorporated in our Dutch entities.
Interest loans and borrowings
Interest on loans and borrowings in 2020, 2019 and 2018 relate to the amortized costs from loans and borrowings, calculated under IFRS at the effective rate of interest, which takes account of any equity component on recognition such as warrants or early repayment options.
In 2020 the amortized costs on loans and borrowings related to the convertible bond issued in January 2020 and the current term loan from Orbimed Advisors, which was fully repaid in January 2020. In 2019 and 2018 the amortized costs on loans and borrowings principally related to the current term loan from Orbimed Advisors.
Contingent consideration
The expense for the contingent consideration is related to the present value of the estimated likelihood of meeting all or some of the balance of US$25 million (€20.4 million) remaining out of the US$65 million potential sales milestones which formed part of the re-acquisition transaction for North American commercial rights for RUCONEST®. The first milestone, of US$20 million was triggered in 2019 and paid in March 2019. The second milestone, also of US$20 million, was triggered in the last quarter of 2019, and was paid in February 2020. The last milestone, of US$25 million, was triggered in the last quarter of 2020, and will be paid in the second quarter of 2021.